FOR RELEASE ON OCTOBER 23, 2003
                                                        Contact: Paul Nolan, CFO
                                                               Nanometrics, Inc.
                                                               408.435.9600 x122


NANOMETRICS ANNOUNCES FINANCIAL RESULTS FOR THE THIRD QUARTER OF 2003

Milpitas, California, October 23, 2003 - Nanometrics Incorporated (NASDAQ: NANO) today reported financial results for the third quarter ended September 30, 2003.

Total net revenues for the third quarter of 2003 were $10.1 million, an increase of 4% compared to the second quarter of 2003 and an increase of 18% from the third quarter of 2002. The increase in revenues during the third quarter of 2003 resulted from increased demand for semiconductor process control metrology equipment particularly in the U.S. and Pacific Rim countries. The net loss in the third quarter of 2003 was $3.0 million or $0.25 per diluted share compared to a net loss of $1.8 million or $0.15 per diluted share for the same period last year.

For the nine months ended September 30, 2003, Nanometrics' total net revenues were $29.2 million, an increase of 17% compared to $25.0 million for the same period in 2002. The net loss for the first nine months of 2003 was $16.7 million, or $1.39 per diluted share, compared to a net loss of $5.1 million or $0.43 per diluted share for the same period in 2002. The net loss for the first nine months of 2003 includes a $6.0 million charge to record a valuation allowance against deferred income tax assets. The Company's financial position continues to be strong with cash and short-term investments totaling $30.0 million and working capital of $59.9 million.

About Nanometrics: Nanometrics Incorporated is a leading supplier of automated metrology equipment used for advanced integrated circuit, flat panel display and magnetic head manufacturing. The Company's corporate office is located at 1550 Buckeye Drive, Milpitas, CA 95035, with sales and service offices worldwide. Nanometrics is traded on NASDAQ under the symbol NANO. Nanometrics' website is http://www.nanometrics.com.

                            NANOMETRICS INCORPORATED
                           CONSOLIDATED BALANCE SHEETS
                   (Amounts in thousands except share amounts)
                                   (Unaudited)

                                                                 September 30,  December 31,
ASSETS                                                              2003             2002
                                                                  ---------        ---------
   CURRENT ASSETS:
   Cash and cash equivalents                                      $   7,062        $   7,967
   Short-term investments                                            22,938           28,899
   Accounts receivable, net of allowances of $569 and $566           10,797            9,021
   Inventories                                                       23,113           25,847
   Deferred income taxes                                                862            6,840
   Prepaid expenses and other                                         3,100            2,803
                                                                  ---------        ---------

                  Total current assets                               67,872           81,377

PROPERTY, PLANT AND EQUIPMENT, Net                                   49,830           50,050

INTANGIBLE ASSETS                                                     1,423            1,748

OTHER ASSETS                                                          1,378            1,513
                                                                  ---------        ---------

TOTAL                                                             $ 120,503        $ 134,688
                                                                  =========        =========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                               $   2,276        $   1,708
   Accrued payroll and related expenses                               1,624            1,004
   Deferred revenue                                                   1,509            1,396
   Other current liabilities                                          1,077            1,574
   Income taxes payable                                                  14              139
   Current portion of debt obligations                                1,487              780
                                                                  ---------        ---------

                  Total current liabilities                           7,987            6,601

DEFERRED INCOME TAXES                                                 1,081              858

DEBT OBLIGATIONS                                                      2,737            3,123
                                                                  ---------        ---------

                  Total liabilities                                  11,805           10,582
                                                                  ---------        ---------

SHAREHOLDERS' EQUITY:
   Common stock, no par value; 50,000,000 shares
     authorized; 12,092,415 and 12,006,641 outstanding              100,516           99,911
   Retained earnings                                                  7,813           24,475
   Accumulated other comprehensive income (loss)                        369             (280)
                                                                  ---------        ---------
                  Total shareholders' equity                        108,698          124,106
                                                                  ---------        ---------

TOTAL                                                             $ 120,503        $ 134,688
                                                                  =========        =========

                            NANOMETRICS INCORPORATED
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                (Amounts in thousands, except per share amounts)
                                   (Unaudited)


                                                                 Three Months Ended                        Nine Months Ended
                                                                    September 30,                             September 30,
                                                            -----------------------------             -----------------------------
                                                              2003                 2002                 2003                 2002
                                                            --------             --------             --------             --------
NET REVENUES:
   Product sales                                            $  8,514             $  6,637             $ 23,814             $ 20,634
   Service                                                     1,617                1,932                5,401                4,352
                                                            --------             --------             --------             --------

   Total net revenues                                         10,131                8,569               29,215               24,986
                                                            --------             --------             --------             --------

COSTS AND EXPENSES:
   Cost of product sales                                       4,539                3,063               13,026                8,884
   Cost of service                                             1,425                1,666                4,918                4,377
   Research and development                                    3,357                3,688               10,199               10,127
   Selling                                                     2,867                2,718                8,465                7,636
   General and administrative                                  1,130                1,349                3,464                3,512
                                                            --------             --------             --------             --------

   Total costs and expenses                                   13,318               12,484               40,072               34,536
                                                            --------             --------             --------             --------

LOSS FROM OPERATIONS                                          (3,187)              (3,915)             (10,857)              (9,550)
                                                            --------             --------             --------             --------

OTHER INCOME (EXPENSE)
   Interest income                                                60                  125                  230                  433
   Interest expense                                              (24)                 (25)                 (71)                 (72)
   Other, net                                                    208                  (61)                 176                   57
                                                            --------             --------             --------             --------
   Total other income, net                                       244                   39                  335                  418
                                                            --------             --------             --------             --------

LOSS BEFORE INCOME TAXES                                      (2,943)              (3,876)             (10,522)              (9,132)

PROVISION (BENEFIT) FOR INCOME TAXES                              53               (2,060)               6,141               (4,067)
                                                            --------             --------             --------             --------

NET LOSS                                                    $ (2,996)            $ (1,816)            $(16,663)            $ (5,065)
                                                            ========             ========             ========             ========


NET LOSS PER SHARE:
   Basic and diluted                                        $  (0.25)            $  (0.15)            $  (1.39)            $  (0.43)
                                                            ========             ========             ========             ========


SHARES USED IN PER SHARE
COMPUTATION:
   Basic and diluted                                          12,033               11,886               12,016               11,838
                                                            ========             ========             ========             ========